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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                                 CARTER'S, INC.
             (Exact name of registrant as specified in its charter)


                DELAWARE                             13-3912933
  (State of incorporation or organization) (I.R.S. Employer Identification No.)

   THE PROSCENIUM
   1170 PEACHTREE STREET NE, SUITE 900
   ATLANTA, GEORGIA                                     30309
   (Address of principal executive offices)           (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                           Name of each exchange on which
to be so registered                           each class is to be registered

COMMON STOCK, $0.01 PAR VALUE                 NEW YORK STOCK EXCHANGE

-----------------------------                 -------------------------------

-----------------------------                 -------------------------------

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box [x].

If this form relates to the registration a class of securities pursuant to
Section 12(g) of the exchange Act and is effective pursuant to General Instruction A.(d), check the following box [ ].

Securities Act registration statement file number to which this form relates:
333-98679

Securities to be registered pursuant to Section 12(g) of the Act:  N/A

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

Description of the Common Stock, par value $.01 per share, of the Registrant is contained in the Registration Statement on Form S-1 filed with the Securities and Exchange Commission on October 10, 2003 (File Number: 333-98679) under the caption "Description of Capital Stock," and is incorporated herein by reference.



ITEM 2.  EXHIBITS

List below all exhibits filed as a part of the registration statement:

--------------------------------------------------------------------------------

     1.   Certificate of Incorporation of Carter's, Inc.*

     2.   By-laws of Carter's, Inc.**

     3.   Specimen Certificate of Common Stock for Carter's, Inc.***


* Incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1 of the Registrant filed with the Securities and Exchange Commission on October 10, 2003 (File Number: 333-98679).

** Incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-1 of the Registrant filed with the Securities and Exchange Commission on October 10, 2003 (File Number: 333-98679).

*** Incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1 of the Registrant filed with the Securities and Exchange Commission on October 10, 2003 (File Number: 333-98679).


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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf of the undersigned, thereto duly authorized.


Registrant: CARTER'S, INC.

Date: OCTOBER 17, 2003

By:   /s/ MICHAEL D. CASEY
      ---------------------------
      Michael D. Casey
      Executive Vice President,
      Chief Financial Officer, and
      Secretary